                                                    ----------------------------
               Allmerica Financial                  Semi-Annual Report
------------------------------------------------    ----------------------------
                                   June 30, 2000





                                                    . Allmerica Securities Trust


                                                                          [LOGO]

                                                               Table of Contents

--------------------------------------------------------------------------------

Trust Information .......................................................   2

A Letter from the Chairman ..............................................   3

Bond & Money Market Overview ............................................   4

Trust Overview ..........................................................   6

Financials ............................................................   F-1

Shareholder Information ..............................................   F-10

Trust Information
--------------------------------------------------------------------------------

Board of Trustees
John F. O'Brien, Chairman
P. Kevin Condron(*)
Cynthia A. Hargadon(*)
Gordon Holmes(*)
John P. Kavanaugh
Bruce E. Langton(*)
Attiat F. Ott(*)
Paul D. Paganucci(*)
Richard M. Reilly
Ranne P. Warner(*)

Officers
Richard M. Reilly, President
Paul T. Kane, Treasurer
George M. Boyd, Secretary

Investment Adviser
Allmerica Asset Management, Inc.
440 Lincoln Street, Worcester, MA 01653

Registrar and Transfer, Dividend Disbursing and Reinvestment Agent
The Bank of New York
P.O. Box 11258, Church Street Station, New York, NY 10286

Administrator and Custodian
Investors Bank & Trust Company
200 Clarendon Street, Boston, MA 02116


Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street, Boston, MA 02110

Legal Counsel
Ropes & Gray
One International Place, Boston, MA 02110

Shareholders Inquires May Be Directed To:
The Bank of New York Shareholder Relations
Department - 11E P.O. Box 11258 Church Street
Station, New York, NY 10286
1-800-432-8224


(*)Independent Trustees

                                                      A Letter from the Chairman

[PHOTO]

Dear Client:

The first half of 2000 has proven to be a perplexing period in the U.S. Bond market. Mixed economic signals, Federal Reserve actions and increased corporate credit concerns have collectively propelled the market into uncharted territory.

The Federal Reserve's continued concern about strong economic growth and corresponding fears of inflation prompted them to raise short term interest rates in February, March and May. In June, economic data, which had previously shown inflationary growth, started weakening and the Federal Reserve left interest rates unchanged. In addition to this, the U.S. Treasury started its Treasury buy-back program with surplus funds to reduce the level of outstanding debt. This reduces the supply of Treasuries, driving their prices up and their yields down. The combination of short term interest rate hikes and long term interest rate declines produced an inverted yield curve, which has not persisted since 1990.

Within this unprecedented market environment, the Allmerica Securities Trust produced a total return of 2.78%, outperforming the return of the Lehman Corporate Bond Index of 2.68%. While the Fund outperformed for the period, there were months where performance suffered due to the fund's investment grade and high yield corporate bond focus. Certain credits weakened during the period and the corporate bond market reacted with a general spread widening. The long term spread sector focus that we've taken has benefited the fund especially during the month of June where the Fund's total return was 2.51%.

We are pleased to report that on August 8, 2000, the Allmerica Securities Board of Trustees declared a quarterly dividend of $0.20 per share, payable on September 29, 2000, to shareholders of record on August 31, 2000. For the twelve month period ended June 30, 2000, the Trust paid dividends of $0.84 per share, including a $0.04 per share capital gain distribution, producing a current yield of 8.78% based on the closing price of $9.563. By comparison, the yield on the 10-year Treasury note as of June 30, 2000 was 6.02%.

Thank you for your continued interest in the Allmerica Securities Trust. The portfolio is well positioned to provide you with the opportunity for competitive returns, as we continue to work hard to earn your confidence.

On behalf of the Board of Trustees,


/S/ John F. O'Brien

John F. O'Brien
Chairman of the Board
Allmerica Securities Trust

Bond & Money Market Overview

1996: Outlook for Federal Reserve policy affects U.S. bond market. Long-predicted interest rate cuts, which would have fueled this market, never occur.

1997: Low inflation and declining interest rates fuel the bond market, which enjoys its best returns since 1995.

1998: During 1998, bond investments produced widely divergent results as a series of dramatic swings either left them highly in favor or badly battered.

1999: Inflation concerns and a booming U.S. economy prompt the Federal Reserve to hike interest rates. Fixed income markets close the second half with the worst performing year ever.

2000: Bond investments suffer as a result of continued interest rate hikes by the Federal Reserve in an effort to stave off inflation.

Events occurred during the first six months of 2000, which led to one of the worst relative performances for corporate bonds, mortgage- and asset-backed securities, and agencies (spread sectors). However, by June signs of an economic slowdown began to emerge. Spread sectors rebounded as the Federal Reserve Board decided to forego another interest rate increase at its June meeting.

Taking center stage was the inversion of the yield curve at the start of the first quarter. Usually the longer a bond's maturity, the higher its yield. An inverted yield curve is a demonstration of the opposite where shorter bonds (with maturities of less than two years) produce higher yields. The yield curve began to invert as a result of low issuance of new investment grade bonds and the Treasury's quicker-than-expected announcement to buy back as much as $30 billion in bonds during this year alone. The Treasury's announcement took the market by surprise and investors promptly bid up the price of the longer maturity bonds, sending its yield below the Federal Funds rate by March. The yield on the long bond ended the first quarter at 5.84%.

The yield curve inversion gathered momentum in the first quarter as the Federal Reserve continued its efforts to slow down the economy by raising interest rates in February and March by a total of .50%. Lower yields on Treasury bonds caused corporate bonds, mortgage- and asset-backed securities, and agencies to underperform. Concerns about the future of the economy caused spread sectors to underperform as investors became unclear about future potential for revenue and earnings growth and the impact on coverage of interest cost. Taxable bond mutual funds saw over $30 billion in redemptions and overall asset allocation began to favor the equity market.

[GRAPHIC]
  2000     JAN

Treasury announces buy back of $30 billion in bonds, sending bond prices up and yields down.

    [GRAPHIC]
 FEB

Federal Reserve raises interest rates by 0.25%. The yield curve begins to invert.

MAR

Federal Reserve raises interest rates again by 0.25%. Volatile conditions shut down issuance of investment grade bonds.

                                                    Bond & Money Market Overview


In the meantime, unusual events took place in the mortgage-backed securities market, affecting both agencies and mortgage-backed securities. Congressional scrutiny over Fannie Mac and Freddie Mac, two major government-sponsored enter-prises, resulted in large-scale selling in the agencies and mortgage-backed securities market.

By March, volatile market conditions virtually shut down new issuance of investment grade bonds as investors' appetite for risk diminished. Supply and demand within the fixed income marked moved out of alignment causing corporates to underperform Treasuries by 227 basis points for the first quarter with March producing the second worst monthly performance for spread product since 1990.

The Federal Reserve Board raised interest rates again in May by an additional
 .50%, bringing the total tightening to 1.75% since June 1999. However, as the second quarter progressed, the economy began to show signs of a slowdown. Satisfied that interest rate hikes were beginning to have the desired effect, the Federal Reserve voted to hold off on any further rate increases at their June meeting.

Corporate bonds, mortgage- and asset-backed securities continued to dramatically underperform U.S. Treasuries through May. The inverted yield curve persisted as a result of the shrinking supply of U.S. Treasury securities and tightenings by the Federal Reserve. Positive yield spreads were offset by negative price returns as investment banks continued to diminish earnings volatility by reducing their exposure to spread product. As Treasuries rallied in response to the shrinking supply, spread sectors continued to underperform until June, when the economy began to show signs that it may be headed for a soft landing. Once the Federal Reserve decided to forego another interest rate hike, spread sector performance began to gain, finally outperforming like-duration Treasuries by 50 basis points at the end of the second quarter.

The Federal Funds rate remains at 6.50%, the highest level since January 1991. The goal of the Federal Reserve Board is to engineer a soft landing for the economy, which translates as a slowdown in growth without entering into a recession. The economy has begun to show signs of moderation. Retail sales have declined and consumer spending on big-ticket items has slowed. The outlook for spread sector performance is optimistic, especially if the Federal Reserve's tightening cycle is coming to a close. However, the preliminary growth rate for the annual gross domestic product stands at 5.2% as of June 2000. The Federal Reserve considers a rate of 3.5% to 4% to be as fast as the economy can growth without sparking inflation. The Federal Reserve remains cautious, and depending upon whether or not the economy shows more definitive signs of a slowdown, may consider another rate hike at their August meeting.

APR

Spread sectors continue to dramatically underperform U.S. Treasuries.

[GRAPHIC]

MAY

Federal Reserve votes to hold off on additional interest rate increases. Corporates and Mortgages outperform like-duration Treasuries due to signs of a slowing economy.

JUN

Federal Reserve raises interest rates by another 0.50% to 6.50%. The inverted yield curve persists as a result of the shrinking supply of U.S. Treasuries and continued rate hikes.
                                                                 [GRAPHIC]

Allmerica Securities Trust

For the period ended June 30, 2000, the Allmerica Securities Trust returned 2.53%, underperforming the benchmark Lehman Brothers Corporate Bond Index return of 2.68%.

This year's corporate bond market malaise created some compelling values, enabling the manager to add a number of new positions in both the investment grade and high yield sectors. Each of these names has been carefully researched by our analysts and selected for their strong prospects within their respective industries. Their corresponding spreads offer exceptional value relative to historical spread levels.

The manager sold certain positions this year where the risks had begun to outweigh the potential rewards. Perhaps the most dramatic victim was an Indiana-based insurance company that has grown rapidly through a series of acquisitions. News of management's plan to sell their consumer finance unit was not well received by investors, and soon the company's bonds plummeted in value due to the large loss that would be incurred upon consummation of the sale. After careful consideration of all the various outcomes, Allmerica Securities Trust's fund manager sold these particular bonds at a substantial loss. This action certainly hampered performance for the quarter. Other bonds were sold, as well, due to concerns about the direction of credit quality and market liquidity.

The manager remains confident that the corporate bond market offers great value to investors at this juncture. By June, corporates and mortgage-backed securities outperformed like-duration Treasuries. Tightening by the Federal Reserve may be at or near its end, as the June employment report confirms other recent signs of a slowing economy. While the biggest risk to our constructive outlook for corporate bonds remains the economy, our diversified portfolio and disciplined investment approach will position the manager to pursue competitive returns over the long term.

Investment Adviser
Allmerica Asset Management, Inc.

About The Fund
Seeks to generate a high rate of current income for distribution to shareholders.

Portfolio Composition

As of June 30, 2000, the sector allocation of net assets was:

[GRAPH]

Corporate Notes & Bonds                           69%
U.S. Government Obligations                       13%
Asset Backed & Mortgage Backed                    10%
Foreign Bonds                                      4%
Others                                             4%


                          Average Annual Total Returns

Years ended June 30, 2000              1 Year   5 Years    10 Years

Allmerica Securities Trust              2.77%     6.54%      8.54%

Lehman Brothers Corporate Bond Index    3.02%     5.98%      8.18%

Lipper Corporate Debt
BBB-Rated Funds Average                 2.29%     5.57%     07.99%



                             Historical Performance

                                 Total Return       Total Return
                           on Net Asset Value    on Market Value

1995                                  18.58%            21.71%

1996                                   5.35%             6.06%

1997                                  11.34%            14.07%

1998                                   8.47%            11.13%

1999                                  (1.42%)          (13.75%)

2000 (As of June 30)                   2.53%            13.39%



The Lehman Brothers Corporate Bond Index is an unmanaged index of all publicly issued, fixed-rate, non-convertible investment grade corporate debt. The Lipper Corporate Debt BBB-rated Funds Average is a non-weighted index of 145 funds within the Corporate BBB Debt Fund category.

Portfolio composition is subject to change.

                                   Financials

                       This page intentionally left blank.

                           Allmerica Securities Trust

              PORTFOLIO OF INVESTMENTS . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                       Value
  Par Value                                         Moody's Ratings  (Note 2)
------------------------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS - 12.9%
             U.S. Treasury Bond - 10.3%
 $3,300,000  7.13%, 02/15/23                             Aaa        $3,660,938
  5,150,000  7.25%, 05/15/16                             Aaa         5,666,612
    250,000  7.63%, 11/15/22                             Aaa           291,953
                                                                    ----------
                                                                     9,619,503
                                                                    ----------
             U.S. Treasury Note - 2.6%
  1,000,000  5.63%, 05/15/08                             Aaa           964,375
  1,000,000  6.00%, 08/15/09                             Aaa           991,875
    415,000  7.00%, 07/15/06                             Aaa           429,914
                                                                    ----------
                                                                     2,386,164
                                                                    ----------
             Total U.S. Government Obligations
             (Cost $12,083,984)                                     12,005,667
                                                                    ----------
 CORPORATE NOTES AND BONDS - 68.6%
             Airlines - 3.1%
  1,000,000  AMR Corp., Debenture
             10.00%, 02/01/01                            Baa2        1,007,736
    670,683  Delta Air Lines, Inc.
             9.23%, 07/02/02 (a)                         Baa1          677,189
  1,182,333  United Air Lines, Inc.
             9.30%, 03/22/08                             Baa1        1,224,719
                                                                    ----------
                                                                     2,909,644
                                                                    ----------
             Automotive - 1.7%
  1,000,000  Federal-Mogul Co.
             7.38%, 01/15/06                             Ba2           727,257
  1,000,000  Ford Motor Credit Co.
             5.80%, 01/12/09                             A2            869,930
                                                                    ----------
                                                                     1,597,187
                                                                    ----------
             Banking - 8.4%
  1,400,000  Capital One Financial Corp. 7.25%,
             12/01/03                                    Baa3        1,366,938
  1,000,000  Chase Manhattan Corp.
             6.38%, 02/15/08                             A1            915,732
  1,500,000  Colonial Capital II, Series A,
             Guaranteed
             8.92%, 01/15/27 (b)                         BB          1,255,288
    975,000  Compass Trust I, Series A 8.23%,
             01/15/27                                    A3            800,397
  1,000,000  First Tennessee National Corp.,
             Subordinated Notes
             6.75%, 11/15/05                             A3            930,493
    550,000  MBNA Corp., Senior Notes, MTN 6.96%,
             09/12/02                                    Baa2          537,762
  1,000,000  Providian Capital, Series A,
             Guaranteed
             9.53%, 02/01/27 (c)                         Ba3           840,729
  1,000,000  Riggs Capital Trust
             8.63%, 12/31/26 (c)                         Baa3          793,499

                                                                       Value
 Par Value                                          Moody's Ratings  (Note 2)
------------------------------------------------------------------------------
            Banking (continued)
 $ 400,000  Wells Fargo Bank NA
            7.55%, 06/21/10                              Aa2        $  394,640
                                                                    ----------
                                                                     7,835,478
                                                                    ----------
            Beverages, Food & Tobacco - 1.7%
 1,000,000  DiMon, Inc., Senior Notes, Series B
            8.88%, 06/01/06                              Ba2           903,444
   700,000  J. Seagram & Sons, Inc.
            7.60%, 12/15/28                              Baa3          662,026
                                                                    ----------
                                                                     1,565,470
                                                                    ----------
            Building Materials - 2.1%
 1,000,000  RPM, Inc., Senior Notes
            7.00%, 06/15/05                              Baa2          956,227
 1,000,000  USG Corp., Senior Notes
            8.50%, 08/01/05                              Baa1        1,029,759
                                                                    ----------
                                                                     1,985,986
                                                                    ----------
            Chemicals - 2.1%
 1,000,000  Georgia Gulf Corp.
            7.63%, 11/15/05                              Ba1           957,525
 1,000,000  Lyondell Chemical Co.
            9.63%, 05/01/07                              Ba3           985,000
                                                                    ----------
                                                                     1,942,525
                                                                    ----------
            Commercial Services - 0.8%
   750,000  Cox Communications, Inc. 6.63%,
            06/14/02 (c)                                 Baa1          735,853
                                                                    ----------
            Communications - 2.9%
 1,000,000  Lucent Technologies, Inc.
            6.45%, 03/15/29                              A2            883,209
   950,000  Metromedia Fiber Network, Inc.
            10.00%, 11/15/08                             B2            935,750
   950,000  Winstar Communications, Inc. 12.75%,
            04/15/10 (c)                                 B3            885,875
                                                                    ----------
                                                                     2,704,834
                                                                    ----------
            Computers & Information - 2.3%
 1,075,000  Hewlett-Packard Co.
            7.15%, 06/15/05                              Aa2         1,078,915
 1,000,000  International Business Machines Corp.
            8.38%, 11/01/19                              A1          1,098,121
                                                                    ----------
                                                                     2,177,036
                                                                    ----------
            Electric Utilities - 2.9%
 1,550,000  Connecticut Light & Power Co., First
            Mortgage, Series D
            7.88%, 10/01/24                              Baa3        1,549,994
   577,000  North Atlantic Energy Corp., First
            Mortgage, Series A
            9.05%, 06/01/02                              Ba2           574,698

                       See Notes to Financial Statements.
--------------------------------------------

                           Allmerica Securities Trust

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                       Value
 Par Value                                          Moody's Ratings  (Note 2)
------------------------------------------------------------------------------
            Electric Utilities (continued)
 $ 600,000  Texas Utilities Co.
            7.38%, 10/01/25                              A3         $  542,333
                                                                    ----------
                                                                     2,667,025
                                                                    ----------
            Electronics - 0.5%
   500,000  Raytheon Co.
            6.45%, 08/15/02                              Baa2          488,325
                                                                    ----------
            Entertainment & Leisure - 1.5%
   800,000  Royal Caribbean Cruises, Ltd. 6.75%,
            03/15/08                                     Baa2          688,453
   750,000  Royal Caribbean Cruises, Ltd. 8.13%,
            07/28/04                                     Baa2          722,074
                                                                    ----------
                                                                     1,410,527
                                                                    ----------
            Financial Services - 2.9%
   649,000  Homeside International, Inc., Senior
            Notes
            11.25%, 05/15/03                             A1            702,542
 1,000,000  Legg Mason, Inc., Senior Note 6.50%,
            02/15/06                                     Baa2          933,135
 1,000,000  Money Store, Inc., Senior Notes,
            Guaranteed
            8.05%, 04/15/02                              A1          1,008,485
                                                                    ----------
                                                                     2,644,162
                                                                    ----------
            Forest Products & Paper - 0.9%
   950,000  Republic Group, Inc., Senior
            Subordinated Notes
            9.50%, 07/15/08                              B2            788,500
                                                                    ----------
            Health Care Providers - 2.0%
   675,000  Allegiance Corp.
            7.30%, 10/15/06                              A2            674,006
 1,000,000  Tenet Healthcare Corp., Senior Notes
            7.63%, 06/01/08                              Ba1           916,250
   300,000  Tenet Healthcare Corp., Senior
            Subordinated Notes
            8.63%, 01/15/07                              Ba3           286,500
                                                                    ----------
                                                                     1,876,756
                                                                    ----------
            Household Products - 1.0%
   950,000  Owens-Illinois, Inc., Senior Notes
            7.85%, 05/15/04                              Ba1           902,049
                                                                    ----------
            Industrial - Diversified - 1.1%
 1,000,000  General Electric Capital Corp. 7.50%,
            05/15/05                                     Aaa         1,011,991
                                                                    ----------

                                                                       Value
  Par Value                                         Moody's Ratings  (Note 2)
------------------------------------------------------------------------------
             Media - Broadcasting & Publishing -
              9.7%
 $1,000,000  Charter Communications Holdings,
             Inc.
             8.25%, 04/01/07                             B2         $  882,500
    750,000  Continental Cablevision, Inc.,
             Senior Notes
             8.30%, 05/15/06                             A2            774,937
  1,000,000  CSC Holdings, Inc., Debenture 7.88%,
             02/15/18                                    Ba1           919,816
  1,000,000  Lenfest Communications, Inc. 8.38%,
             11/01/05                                    Baa2        1,021,043
  1,000,000  Liberty Media Group
             7.88%, 07/15/09                             Baa3          962,781
    850,000  Time Warner Entertainment Co., LP,
             Debenture
             8.38%, 03/15/23                             Baa2          868,397
  1,000,000  Time Warner, Inc., Debenture 9.15%,
             02/01/23                                    Baa3        1,096,426
    500,000  Viacom, Inc.
             7.75%, 06/01/05                             Baa1          503,484
  1,000,000  Viacom, Inc., Senior Debenture,
             Guaranteed
             7.63%, 01/15/16                             Baa1          966,397
  1,000,000  Westinghouse Electric Corp.,
             Debenture
             8.38%, 06/15/02                             Baa1        1,020,580
                                                                    ----------
                                                                     9,016,361
                                                                    ----------
             Metals - 2.9%
  2,000,000  Bethlehem Steel Corp., Senior Notes
             10.38%, 09/01/03                            Ba3         1,980,000
  1,000,000  LTV Corp., Senior Notes, Guaranteed
             8.20%, 09/15/07                             Ba3           730,000
                                                                    ----------
                                                                     2,710,000
                                                                    ----------
             Oil & Gas - 8.4%
  2,000,000  ANR Pipeline Co., Debenture 9.63%,
             11/01/21                                    Baa1        2,267,388
  1,000,000  Clark Oil & Refining Corp., Senior
             Notes
             9.50%, 09/15/04                             Ba3           890,000
  1,450,000  Ocean Energy, Inc., Senior Notes,
             Series B
             7.63%, 07/01/05                             Ba1         1,377,500
  1,000,000  Oryx Energy Co.
             8.13%, 10/15/05                             Baa1        1,020,812
  1,250,000  Texas Eastern Transmission Corp.,
             Debenture
             10.00%, 08/15/01                            A2          1,288,914
  1,000,000  Tosco Corp.
             7.00%, 07/15/00                             Baa2          999,911
                                                                    ----------
                                                                     7,844,525
                                                                    ----------

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                           Allmerica Securities Trust

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                       Value
  Par Value                                         Moody's Ratings  (Note 2)
------------------------------------------------------------------------------
             Retailers - 4.3%
 $1,225,000  Federated Department Stores 8.50%,
             06/01/10                                    Baa1       $1,247,451
    950,000  Meyer (Fred), Inc.
             7.38%, 03/01/05                             Baa3          926,484
  1,000,000  Meyer (Fred), Inc.
             7.45%, 03/01/08                             Baa3          956,417
  1,000,000  Saks, Inc.
             7.00%, 07/15/04                             Baa3          897,627
                                                                    ----------
                                                                     4,027,979
                                                                    ----------
             Securities Broker - 0.5%
    425,000  Morgan Stanley Dean Witter & Co.
             7.75%, 06/15/05                             Aa3           427,216
                                                                    ----------
             Telephone Systems - 4.2%
  1,175,000  AT & T Corp.
             6.00%, 03/15/09                             A1          1,047,676
    500,000  AT & T Corp.
             7.65%, 09/15/06                             Baa3          495,107
  1,000,000  Qwest Communications International,
             Inc.
             7.25%, 11/01/08                             Baa1          955,584
    900,000  Sprint Capital Corp.
             7.63%, 06/10/02                             Baa1          903,344
    500,000  US West Communications, Inc. 6.38%,
             10/15/02                                    A2            487,789
                                                                    ----------
                                                                     3,889,500
                                                                    ----------
             Transportation - 0.7%
    750,000  CSX Corp.
             6.25%, 10/15/08                             Baa2          662,819
                                                                    ----------
             Total Corporate Notes and Bonds
             (Cost $66,015,163)                                     63,821,748
                                                                    ----------
 ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 10.0%
  1,000,000  American Airlines, Inc., Pass-
             Through Trust, Series 1991 - C2
             9.73%, 09/29/14                             A2          1,110,550
  1,000,000  BankBoston RV Asset Backed Trust,
             Series 1997-1, Class A8, CMO
             6.54%, 02/15/09                             Aaa           987,170
    750,000  Capital One Master Trust, Series
             1998-4, Class A
             5.43%, 01/15/07                             Aaa           710,670
    902,733  DLJ Commercial Mortgage Corp.,
             Series 1998-CF2, Class A1A
             5.88%, 11/12/31                             Aaa           850,863
  1,000,000  First Security Auto Owner Trust,
             Series 1999-1, Class A4,
             5.74%, 06/15/04                             Aaa           976,250
  1,000,000  Government Lease Trust, Series GSA1,
             Class A-2
             6.18%, 05/18/05 (c)                         Aaa           966,910

                                                                       Value
 Par Value                                          Moody's Ratings  (Note 2)
-------------------------------------------------------------------------------
 $ 224,734  Green Tree Financial Corp., Series
            1995-A, Class A
            7.25%, 07/15/05                              Baa3       $   215,461
   316,062  Green Tree Recreation Equipment &
            Consumer Trust, Series 1997-B, Class
            A1, CMO 6.55%, 07/15/28 (b)                  AAA            311,350
   666,576  Jones (Edward D.) & Co., LP 7.95%,
            04/15/06 (a)                                 NR             658,157
   379,997  Midland Cogeneration Venture LP,
            Series C-91
            10.33%, 07/23/02                             Baa3           388,934
   116,655  National Auto Finance, Series 1996-1,
            Class A, CMO
            6.33%, 12/21/02                              Aaa            115,330
 1,270,000  Sithe/Independence Funding Corp.,
            Series A
            9.00%, 12/30/13                              Baa3         1,311,986
   700,000  Valero Management Partnership, LP
            10.02%, 03/15/07 (a)                         NR             736,841
                                                                    -----------
            Total Asset-Backed And Mortgage-
            Backed Securities (Cost $9,388,505)                       9,340,472
                                                                    -----------
 FOREIGN BONDS (d) - 3.8%
 1,000,000  Banco Nacional de Comercio Exterior,
            MTN
            8.00%, 07/18/02                              Baa3           995,000
 1,150,000  BCH Cayman Islands, Ltd., Yankee
            Subordinated Note, Guaranteed
            6.50%, 02/15/06                              A1           1,072,542
 1,000,000  St. George Bank, Ltd., Yankee
            Debenture
            7.15%, 10/15/05 (c)                          Baa1           965,793
   500,000  United Mexican States, Yankee
            Emerging Market Notes
            8.50%, 09/15/02                              Baa3           500,625
                                                                    -----------
            Total Foreign Bonds
            (Cost $3,446,310)                                         3,533,960
                                                                    -----------
 Shares
 ------
 INVESTMENT COMPANY - 2.8%
 2,635,784  SSgA Prime Money Market Fund                 NR           2,635,784
                                                                    -----------
            Total Investment Company (Cost
            $2,635,784)                                               2,635,784
                                                                    -----------
 Total Investments - 98.1%
 (Cost $93,569,746)                                                  91,337,631
                                                                    -----------
 Net Other Assets and Liabilities - 1.9%                              1,753,347
                                                                    -----------
 Total Net Assets - 100.0%                                          $93,090,978
                                                                    ===========

                       See Notes to Financial Statements.
--------------------------------------------

                           Allmerica Securities Trust

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

(a) Restricted Security--Represents ownership in a private placement investment which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. For additional information concerning each restricted security, see Note 5.
(b) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registra-tion, to qualified institutional buyers. At June 30, 2000, these securities amounted to $5,188,659 or 5.6% of net assets.
(d) U.S. currency denominated.
CMO Collateralized Mortgage Obligation
MTN Medium Term Note

Federal Income Tax Information (see Note 2)
At June 30, 2000, the aggregate cost of investment securities for tax purposes was $93,569,746. Net unrealized appreciation (depreciation) aggregated $(2,232,115), of which $1,177,814 related to appreciated investment securities and $(3,409,929) related to depreciated investment securities.

Other Information
For the six months ended June 30, 2000, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $17,937,365 and $17,241,637 of non-governmental issuers, respectively, and $1,264,316 and $1,455,257 of U.S. Government and Agency issuers, respectively.

At June 30, 2000, the value of the securities loaned amounted to $10,224,150. The value of collateral amounted to $10,416,250 which consisted of cash equiva-lents.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

   Moody's Rating
Aaa             19.3%
Aa2              1.6%
Aa3              0.5%
A1               6.4%
A2               6.7%
A3               2.5%
Baa1            14.8%
Baa2             9.7%
Baa3            14.4%
Ba1              5.6%
Ba2              2.4%
Ba3              6.2%
B2               2.8%
B3               1.0%
NR (Not Rated)   4.4%
                -----
                98.3%
                =====

                S&P Ratings
                AAA     0.3%
                BB      1.4%
                      ------
                        1.7%
                      ======

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                           Allmerica Securities Trust

        STATEMENT OF ASSETS AND LIABILITIES . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments:
 Investments at cost.............................................  $ 93,569,746
 Net unrealized appreciation (depreciation)......................    (2,232,115)
                                                                   ------------
 Total investments at value......................................    91,337,631
 Cash............................................................         1,867
 Short-term investments held as collateral for securities
  loaned.........................................................    10,416,250
 Interest receivable.............................................     1,907,596
                                                                   ------------
 Total Assets....................................................   103,663,344
                                                                   ------------
LIABILITIES:
 Advisory fee payable............................................        40,276
 Trustees' fees and expenses payable.............................         9,831
 Accrued expenses and other payables.............................       106,009
 Collateral for securities loaned................................    10,416,250
                                                                   ------------
 Total Liabilities...............................................    10,572,366
                                                                   ------------
NET ASSETS.......................................................  $ 93,090,978
                                                                   ============
NET ASSETS consist of:
 Par Value.......................................................  $  8,592,306
 Paid-in capital.................................................    88,445,043
 Undistributed (distribution in excess of) net investment
  income.........................................................       (18,826)
 Accumulated (distribution in excess of) net realized gain (loss)
  on investments sold............................................    (1,695,430)
 Net unrealized appreciation (depreciation) of investments.......    (2,232,115)
                                                                   ------------
TOTAL NET ASSETS.................................................  $ 93,090,978
                                                                   ============
Shares of beneficial interest outstanding (10,000,000 authorized
 shares with par value of $1.00).................................     8,592,306
NET ASSET VALUE
 Per share.......................................................  $     10.834
                                                                   ============
MARKET VALUE (closing price on New York Stock Exchange)
 Per share.......................................................  $      9.563
                                                                   ============

                       See Notes to Financial Statements.
--------------------------------------------

                           Allmerica Securities Trust

  STATEMENT OF OPERATIONS . For the Six Months Ended June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME
 Interest (including income on securities loaned of $6,162).......  $ 3,747,299
                                                                    -----------
EXPENSES:
 Investment advisory fees.........................................      236,773
 Custodian and Fund accounting fees...............................       35,617
 Transfer agent fees..............................................       37,944
 Legal fees.......................................................        2,541
 Audit fees.......................................................       16,340
 Trustees' fees and expenses......................................       11,232
 Reports to shareholders..........................................       24,579
 New York Stock Exchange fees.....................................       18,775
 Miscellaneous....................................................        1,804
                                                                    -----------
 Total expenses...................................................      385,605
                                                                    -----------
NET INVESTMENT INCOME.............................................    3,361,694
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on investments sold.....................   (1,761,769)
 Net change in unrealized appreciation (depreciation) of
  investments.....................................................      771,327
                                                                    -----------
NET GAIN (LOSS) ON INVESTMENTS....................................     (990,442)
                                                                    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $ 2,371,252
                                                                    ===========

                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                              Six Months Ended
                                               June 30, 2000      Year Ended
                                                (Unaudited)    December 31, 1999
--------------------------------------------------------------------------------
NET ASSETS at beginning of period...........    $94,156,648      $102,770,164
                                                -----------      ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS:
 Net investment income......................      3,361,694         6,892,681
 Net realized gain (loss) on investments
  sold......................................     (1,761,769)          683,803
 Net change in unrealized appreciation
  (depreciation) of investments.............        771,327        (8,972,463)
                                                -----------      ------------
 Net increase (decrease) in net assets
  resulting from operations.................      2,371,252        (1,395,979)
                                                -----------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income......................     (3,436,922)       (6,873,845)
 Distribution of capital gains..............             --          (343,692)
                                                -----------      ------------
 Total distributions........................     (3,436,922)       (7,217,537)
                                                -----------      ------------
 Total increase (decrease) in net assets....     (1,065,670)       (8,613,516)
                                                -----------      ------------
NET ASSETS at end of period.................    $93,090,978      $ 94,156,648
                                                ===========      ============
Undistributed (distribution in excess of)
 net investment income......................    $   (18,826)     $     56,402
                                                ===========      ============

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                           Allmerica Securities Trust

     FINANCIAL HIGHLIGHTS . For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                          Six Months Ended          Year ended December 31,
                           June 30, 2000   -----------------------------------------------
                            (Unaudited)     1999       1998      1997     1996      1995
-------------------------------------------------------------------------------------------
Net Asset Value,
 beginning of period....      $10.958      $11.961   $ 11.821  $ 11.421  $11.694  $ 10.644
                              -------      -------   --------  --------  -------  --------
Income from Investment
 Operations:
 Net investment income..        0.391        0.802      0.810     0.837    0.843     0.860
 Net realized and
  unrealized gain (loss)
  on investments........       (0.115)      (0.965)     0.160     0.403   (0.256)    1.050
                              -------      -------   --------  --------  -------  --------
 Total from Investment
  Operations............        0.276       (0.163)     0.970     1.240    0.587     1.910
                              -------      -------   --------  --------  -------  --------
Less Distributions:
 Dividends from net
  investment income.....       (0.400)      (0.800)    (0.819)   (0.840)  (0.860)   (0.860)
 Distributions in excess
  of net investment
  income................           --           --     (0.011)       --       --        --
 Distributions of
  capital gains.........           --       (0.040)        --        --       --        --
                              -------      -------   --------  --------  -------  --------
 Total distributions....       (0.400)      (0.840)    (0.830)   (0.840)  (0.860)   (0.860)
                              -------      -------   --------  --------  -------  --------
Net increase (decrease)
 in net asset value.....       (0.124)      (1.003)     0.140     0.400   (0.273)    1.050
                              -------      -------   --------  --------  -------  --------
Net Asset Value, end of
 period.................      $10.834      $10.958   $ 11.961  $ 11.821  $11.421  $ 11.694
                              =======      =======   ========  ========  =======  ========
Market Value, end of
 period.................      $ 9.563      $ 8.813   $ 11.125  $ 10.813  $10.250  $ 10.500
                              =======      =======   ========  ========  =======  ========
Total Return on Market
 Value, end of period...        13.39%**    (13.75)%    11.13%    14.07%    6.06%    21.71%
Ratios/Supplemental Data
Net assets, end of
 period (000's).........      $93,091       94,157   $102,770  $101,572  $98,135  $100,483
Ratios to average net
 assets:
 Net investment income..         7.23%*       7.00%      6.78%     7.27%    7.44%     7.64%
 Operating expenses.....         0.83%*       0.77%      0.73%     0.72%    0.75%     0.77%
 Management fee.........         0.51%*       0.49%      0.49%     0.50%    0.50%     0.51%
 Portfolio turnover
  rate..................           20%**        24%        25%       27%      47%       42%

------------------
 * Annualized
** Not annualized

                       See Notes to Financial Statements.
--------------------------------------------

                           Allmerica Securities Trust

                   NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

1. ORGANIZATION

Allmerica Securities Trust (the "Trust") was organized as a Massachusetts busi-ness trust on June 30, 1986, and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment compa-ny.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

Security Valuation: Corporate debt securities and debt securities of the U.S. Government and its agencies (other than short-term investments) are valued by an independent pricing service approved by the Board of Trustees which utilizes market quotations and transactions, quotations from dealers and various rela-tionships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent bro-kers. Investments with prices that cannot be readily obtained are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost.

Security Transactions and Investment Income: Security transactions are recorded as of trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income, including amorti-zation of premium and accretion of discount on securities, is accrued daily. Income distributions earned by the Trust from investments in certain investment companies are recorded as interest income in the accompanying financial state-ments. Dividend income is recorded on the ex-dividend date.

Federal Taxes: The Trust intends to continue to qualify as a "regulated invest-ment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Trust will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains, if any, for its fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Trust will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required.

Distributions to Shareholders: Dividends to shareholders resulting from net investment income are recorded on the ex-dividend date and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income and capital gains distributions are determined in accordance with income tax regu-lations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the tim-ing of the recognition of gains or losses, including "Post-October Losses" and losses deferred due to wash sales; and permanent differences due to differing treatments for paydowns gains/losses on certain securities, foreign currency transactions, market discount, and non-taxable dividends. Any taxable income or gain remaining at fiscal year end is distributed in the following year. Perma-nent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of cal-culating net investment income per share in the Financial Highlights.

Securities Lending: The Trust is using Investors Bank & Trust Company ("IBT") as its lending agent to loan securities to brokers in exchange for negotiated lenders' fees. These fees are included in interest income on the Statement of Operations. The Trust receives obligations of the U.S. Government and its agen-cies, cash and/or cash equivalents and/or letters of credit as collateral against the loaned securities, in an amount at least equal to 102% of the mar-ket value of the loaned securities. This collateral must be maintained at not less than 102% of the market value of the loaned securities

                         ------------------------------------------------------

                           Allmerica Securities Trust

--------------------------------------------------------------------------------

during the period of the loan. Information regarding the value of the securi-ties loaned and the value of the collateral at period end is included under the caption "Other Information" at the end of the Trust's Portfolio of Investments.

Expenses: Most expenses of the Trust can be directly attributable to the Trust. Expenses which cannot be directly attributable to the Trust are allocated based upon relative net assets among the Trust and one other affiliated registered investment company, Allmerica Investment Trust.

3. INVESTMENT ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

Allmerica Asset Management, Inc. ("AAM"), a direct, wholly-owned subsidiary of Allmerica Financial Corporation ("Allmerica Financial"), serves as Investment Adviser to the Trust. For these services, the Trust pays AAM aggregate monthly compensation at the annual rate of (a) 3/10 of 1% of average net assets plus
(b) 2 1/2% of the amount of interest and dividend income.

To the extent that normal operating expenses of the Trust, excluding taxes, interest, brokerage commissions and extraordinary expenses, but including the investment advisory fee, exceed 1.50% of the first $30,000,000 of the Trust's average weekly net assets, and 1.00% of any excess of such value over $30,000,000, AAM will bear such excess expenses.

IBT performs fund administration, custodian and fund accounting services for the Trust. IBT is entitled to receive a fee for these services, in addition to certain out-of-pocket expenses. AAM is solely responsible for the payment of the administration fee and the Trust will pay the fees for the fund accounting and custodian services to IBT.

The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers or employees of the Trust or any investment adviser are reimbursed for their travel expenses in attending meetings of the Trustees and receive fees for their services. Such amounts are paid by the Trust.

4. SHARES OF BENEFICIAL INTEREST

There are 10,000,000 shares of $1.00 par value common stock authorized. At June 30, 2000, First Allmerica Financial Life Insurance Company, a direct, wholly-owned subsidiary of Allmerica Financial, the Trustees and the officers of the Trust owned in the aggregate 113,544 shares of beneficial interest.

5. RESTRICTED SECURITIES

At June 30, 2000, the Trust owned the following restricted securities consti-tuting 2.23% of net assets, which may not be publicly sold without registration under the Securities Act of 1933. The Trust would bear the registration costs in connection with the disposition of restricted securities held in the portfo-lio. The Trust does not have the right to demand that such securities be regis-tered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees. Additional information on the restricted securities is as follows:

                                     Date of     Par      Cost at
Issuer                             Acquisition  Amount  Acquisition   Value
------------------------------------------------------------------------------
Delta Air Lines, Inc.               12/12/91   $670,683 $  678,572  $  677,189
Jones (Edward D.) & Co., LP         05/06/94    666,576    666,576     658,157
Valero Management Partnership, LP   03/04/87    700,000    700,000     736,841
                                                        ----------  ----------
Total                                                   $2,045,148  $2,072,187
                                                        ==========  ==========

--------------------------------------------

                           Allmerica Securities Trust

                       REGULATORY DISCLOSURES (Unaudited)
--------------------------------------------------------------------------------


The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an invest-or's shares, when redeemed, may be worth more or less than their original cost.

This report is authorized for distribution to existing shareholders of Allmerica Securities Trust.

                            SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

Automatic Dividend Investment Plan: As a shareholder, you may participate in the Trust's Automatic Dividend Investment Plan. Under the plan, dividends and other distributions are automatically invested in additional full and frac-tional shares of the Trust to be held on deposit in your account. Such divi-dends and other distributions are invested at the net asset value if lower than market price plus brokerage commission or, if higher, at the market price plus brokerage commission. You will receive a statement after each payment date for a dividend or other distribution that will show the details of the transaction and the status of your account. You may terminate or rejoin at any time.

Cash Investment Plan: The cash investment plan provides a systematic, conve-nient and inexpensive means to increase your investment in the Trust by putting your cash to work. The plan permits you to invest amounts ranging from $25 to $1,000 in any one month to purchase additional shares of the Trust. Regular monthly investment is not required.

Your funds are consolidated with funds of other participants to purchase shares. Shares are purchased in bulk and you realize the commission savings. You pay only a service charge of $1.00 per transaction and your proportionate share of the brokerage commission.

Your account will be credited with full and fractional shares purchased. Fol-lowing each investment, you will receive a statement showing the details of the transaction and the current status of the account. The plan is voluntary and you may terminate at any time.

                       TRUST NAMES NEW PORTFOLIO MANAGER
--------------------------------------------------------------------------------

Richard J. Litchfield, Vice President of Allmerica Asset Management, Inc. ("AAM"), has been selected to serve as portfolio manager of the Trust. Mr. Litchfield, who joined AAM in 1995, also serves as portfolio manager of the Select Investment Grade Income Fund of Allmerica Investment Trust, an open-end investment company sub-advised by AAM; the AAM Investment Grade Core Fixed Income Composite portfolio and other client accounts. Prior to joining AAM, he was a fixed-income securities analyst at Keystone Investments, Inc. Mr. Litchfield replaces Lisa M. Coleman, who resigned earlier this year to take a position with another investment adviser, and Ann K. Tripp, who served as interim portfolio manager after Ms. Coleman resigned.

                         ------------------------------------------------------

                         [LOGO OF ALLMERICA FINANCIAL]

  First Allmerica Financial Life Insurance Company . Allmerica Financial Life Insurance and Annuity Company (licensed in all states except NY) Allmerica Trust
 Company, N.A. . Allmerica Investments, Inc. . Allmerica Investment Management Company, Inc. The Hanover Insurance Company . AMGRO, Inc. . Allmerica Financial
    Alliance Insurance Company Allmerica Asset Management, Inc. . Allmerica Financial Benefit Insurance Company . Sterling Risk Management Services, Inc.
    Citizens Corporation . Citizens Insurance Company of America . Citizens
      Management Inc. 440 Lincoln Street, Worcester, Massachusetts 01653


(6/00)